Exhibit 99.1

FOR IMMEDIATE RELEASE

Clearday’s International Marketing of Robotic Services

San Antonio, Texas November 21, 2022

Clearday, Inc. (OTCQX: CLRD) (the Company) is pleased to announce its marketing program focused on providing the Mitra companion robotic services to the global market. The Company has identified several underserved healthcare markets across the globe. These emerging markets are prime candidates for our companion robots that include our proprietary digital system called Clearday at Home. The Mitra robot provides critical services needed in underserved parts of the world where medical professionals are scarce.

Mitra’s advanced robotic services include an array of support to the geriatric market, including

●	Detecting a fall and providing alerts,
●	Analyzing a person’s movement that can allow a medical professional to measure a person’s gait or TUG (time up and go) test that is used to detect a person’s fall risk,
●	Facilitating physical therapy that enables a medical professional to deliver physical therapy remotely, and
●	Providing proprietary engagement that assists cognitive health and development.

The Mitra robot allows people to connect with their medical professionals through telehealth systems and remote therapy monitoring systems that, with its proprietary care cases (applications) should greatly significantly advance medical services to underserved people in remote areas.

The Mitra may also be developed to support care services in rural, hard to get to places in the world.

James Walesa, Founder and CEO of Clearday said, “The robotic component to support aging people all over the world is critical. There are caregiver shortages around the world. We believe the power of a companion robot is a true go-to tool for one person to serve many. We are excited to see the quick development of marketing Mitra internationally with our sales agents that have been recently added and expect to continue marketing in the US and globally so that people can address maladies of geriatric syndrome and live a better and more active life.

About Clearday™

Clearday™ is an innovative non-acute longevity healthcare services company with a modern, hopeful vision for making high-quality care options more accessible, affordable, and empowering for older Americans and those who love and care for them. Clearday has a decade-long experience in non-acute care through its subsidiary Memory Care America, which operates highly rated residential memory care communities in four U.S. states. Clearday at Home – its digital service – brings Clearday to the intersection of telehealth, Software-as-a-Service (SaaS), and subscription-based content.

Learn more about Clearday at www.myclearday.com.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory,” “focus,” “work to,” “attempt,” “pursue,” or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances and are not guarantees of future performance. Actual results may differ materially from those indicated by forward-looking statements as a result of various factors, risks and uncertainties. These forward-looking statements should not be relied upon as representing Clearday’s views as of any date subsequent to the date hereof. This release includes information from third sources from published reports providing such information and we have assumed the accuracy of such reports without independent investigation or inquiry. This communication is for informational purposes only and is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company.

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